Fixed Assets, Net	12 Months Ended
Dec. 31, 2018
FIXED ASSETS, NET [Abstract]
Fixed Assets, Net

10. FIXED ASSETS, NET

	As of December 31, (in thousands)
	2017	2018
Office building	$194,067	$184,764
Computer equipment (including servers)	37,617	32,687
Leasehold and building improvements	27,685	26,183
Office furniture	3,537	3,279
Vehicles	2,022	1,845

Total	264,928	248,758
Less: accumulated depreciation	(74,981)	(78,012)

Net book value	$189,947	$170,746

Depreciation expense for fixed assets was $13.6 million, $12.0 million and $11.7 million, respectively, for the years ended December 31, 2016, 2017 and 2018.